October 16, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read and agree with the comments in Sub-Item 77K of Form N-SAR of Federated Municipal Opportunities Fund, Inc. for the year ended August 31, 2000.

Yours truly,




Deloitte & Touche LLP